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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
October 4, 2004

ZEOLITE MINING CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-50120	N/A
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer ID)

2272 W. Seventh Avenue, Suite 318
Vancouver, British Columbia V6K 1Y2
 (Address of principal executive offices and Zip Code)

(604) 731-7040
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO MATERIAL DEFINITIVE CONTRACT

On August 12, 2004, Zeolite Mining Corporation, ("Zeolite") entered into a Stock Exchange Agreement and Plan of Reorganization (the "Agreement") with its principal shareholders, Alan Brandys ("Brandys') and Douglas Hopper ("Hopper") collectively the "Zeolite Shareholders"; Global National Communications Corporation, a British Virgin Island corporation ("Global"); and, all of the shareholders of Global ("Global Shareholders") wherein Zeolite agreed to issue to the Global Shareholders 9,800,000 restricted shares of common stock in exchange for all of the issued and outstanding shares of Global owned by the Global Shareholders. The Agreement was amended by the same parties as of September 30, 2004. Currently there are 6,138,000 Zeolite shares of common stock outstanding.

Further, Zeolite will issue 1,450,000 restricted shares of common stock to Yarek Bartoz; 1,300,000 restricted shares of common stock to Lucky Ocean Group Ltd.; 1,000,000 shares of common stock to Maple Leaf Enterprises; and, 312,000 restricted shares of common stock to Wilfred Yu (collectively that "Investor Shareholders"). 500,000 of the shares issued to the Investor Shareholders will be placed in escrow. The 500,000 shares will be released to the Investor Shareholders if Zeolite, through the efforts of the Investor Shareholders, obtains a commitment for qualified financing within 60 days of Closing. Qualified financing means a cash investment of at least $2,000,000 in Zeolite in consideration of common stock or preferred stock to be issued by Zeolite with a minimum price per share of $1.00. In the event that Investor Shareholders do not obtain a commitment for at least $2,000,000 within 60 days of Closing, then Global Shareholders will receive the 500,000 escrowed shares in consideration of $1.00.

In addition, Brandys and Hopper will return 5,000,0000 Zeolite shares of common stock owned by them to the Zeolite treasury and the shares will be cancelled.

After the exchange is completed, assuming Brandys and Hopper return their 5,000,000 shares of common stock to Zeolite; the shares are issued to the Investor Shareholders; and 9,800,000 shares are issued to Global Shareholders, there will be 15,000,000 shares of Zeolite's common stock outstanding. 1,138,000 shares will be free trading and 13,862,000 shares will be restricted securities as that term is defined in Rule 144 of the Securities Act of 1933, as amended.

At closing Brandys will be replaced as president, principal executive officer, treasurer, principal accounting officer, and principal financial officer and Wang Hanqing will be appointed president and chief executive officer and Wu Wenbin will be appointed treasurer and chief financial officer. Also, Hopper will be replaced by Peng Xiaoyan as secretary.

ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)     On October 5, 2004, the accounting firm of Williams & Webster, P.S. was dismissed by the Registrant's Board of Directors as the Registrant's independent auditors. During the two most recent fiscal years and subsequent interim period, there were no disagreements on matters of accounting principles and practices, financial disclosure, or auditing scope of procedure between the Registrant and Williams & Webster. Williams & Webster, P.S. were dismissed because the Company determined that it was in its best interests to have its auditor located in the Vancouver, British Columbia where the Registrant's corporate headquarters are located.

(b)     The Report of Williams & Webster, P.S. on the Registrant's financial statements as of and for the years ended June 30, 2003 and 2002 did not contain an adverse, qualified or disclaimer of opinion. However, the Reports did contain an explanatory paragraph wherein Williams & Webster expressed substantial doubt about the Registrant's ability to continue as a going concern.

(c)     The Registrant has requested Williams & Webster to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made by the Registrant in response to this Item 4.01 and, if not, stating the respects in which it does not agree. The Registrant delivered a copy of this Form 8-K report to Williams & Webster on October 6, 2004, via email. We have not received a reply from Williams & Webster.

(d)     At its board meeting on October 1, 2004, the Board of Directors of the Registrant engaged Rotenberg and Company LLP, Certified Public Accountants, 1870 Winton Road South, Suite 200, Rochester, New York, as its independent auditor for its fiscal year ending June 30, 2004. Rotenberg and Company LLP accepted such appointment on October 1, 2004. Prior to their appointment, the Registrant did not consult with Rotenberg and Company LLC on any matters related to accounting or the type of opinion they may issue.

ITEM 5.01     CHANGES IN CONTROL

On September 30, 2004, Zeolite, Brandys, Hopper, Global, Global Shareholders, and Investor Shareholders closed the transaction described in Item 1.01 of this report. 9,800,000 restricted shares of common stock were issued to the Global Shareholders in exchange for all of the issued and outstanding shares of Global owned by the Global Shareholders. Further, and in compliance with section 14(f) of the Securities Exchange Act of 1934, Brandys and Hopper resigned as officers and directors of Zeolite and Wang Hanqing, Wu Wenbin, Peng Xiaoyan and Charles Shao were appointed to the board of directors to replace Brandys and Hopper. Further, Wang Hanqing, Wu Wenbin, and Peng Xiaoyan were also appointed officers of Zeolite.

The following sets forth the security ownership of certain beneficial owners prior to closing on September 30, 2004:

	Name and Address of	Amount and Nature
Title of Class	Beneficial Owner	of Ownership	Percent of Class

Common Stock	Alan Brandys	2,500,000	40.73%
	2272 W. Seventh Ave.	Direct
	Suite 318
	Vancouver, B.C.
	Canada V6K 1Y2

Common Stock	Douglas Hopper	2,500,000	40.73%
	2272 W. Seventh Ave.	Direct
	Suite 318
	Vancouver, B.C.
	Canada V6K 1Y2

The following sets forth the security ownership of Zeolite after closing on September 30, 2004, and includes the return to Zeolite of 5,000,0000 shares of common stock by Brandys and Hopper. The following will be persons owning more than 5% of the common stock of Zeolite:

	Name and Address of	Amount and nature	Percent of
Title of Class	Beneficial Owner	of Ownership[1]	class

Common Stock	Yarek Bartoz	1,450,000	9.67%
		Direct

Common Stock	Lucky Ocean Group Ltd.	1,300,000	8.67%
	12th Floor	Direct
	Ruttonjee House
	11 Duddell Street
	Central, Hong Kong

Common Stock	Maple Leaf Enterprises	1,000,000	6.67%
	70 Panorama Hills Grove N.W.	Direct
	Calgary, Alberta
	Canada T3K 4S1

Common Stock	Wang Hanqing	5,096,000	33.97%
	2nd Floor, Hang Tian Wei Building	Direct
	Road No. 2, North Part of Gaoxin
	Park District, Shenzhen, PRC

Common Stock	Peng Xiaoyan	2,254,000	15.03%
	2nd Floor, Hang Tian Wei Building	Direct
	Road No. 2, North Part of Gaoxin
	Park District, Shenzhen, PRC

Common Stock	Wu Wenbin	980,000	6.53%
	2nd Floor, Hang Tian Wei Building	Direct
	Road No. 2, North Part of Gaoxin
	Park District, Shenzhen, PRC

[1]     Includes 500,000 shares of common stock to be held in escrow that may be delivered to Global Shareholders.

The following sets forth all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group prior to closing. Prior to closing, there were 6,138,000 shares of common stock outstanding:

	Name of		Amount and
	Beneficial		Nature of	Percent of
Title of Class	Owner	Position with Company	Ownership	Class

Common Stock	Alan Brandys	President, Principal Executive	2,500,000	40.73%
		Officer, Treasurer, Principal	Direct
		Financial Officer, and Director

Common Stock	Douglas Hopper	Secretary and Director	2,500,000	40.73%
			Direct

Common Stock	Wang Hanqing	President, Chief Executive	-0-	0.00%
		Officer and Director Nominee	Direct

Common Stock	Wu Wenbin	Treasurer, Chief Financial	-0-	0.00%
		Officer and Director Nominee	Direct

Common Stock	Peng Xiaoyan	Secretary and Director	-0-	0.00%
		Nominee	Direct

Common Stock	Charles Shao	Director Nominee	-0-	0%
			Direct

All current officers			-0-	81.46%
and directors as a			Direct
group (2 persons)

The following sets forth all shares of common stock owned by all directors and nominees, each executive officer, and directors and executive officers as a group after closing and the issuance of 9,800,000 shares of common stock to the Global Shareholders. Further, the following reflects that Brandys and Hopper have resigned and been replaced as officers and directors; Brandys and Hopper have returned their 5,000,000 shares to the Company treasury; and the Investor Shareholders have been issued 4,062,000 shares of common stock. Accordingly, at closing, there were 15,000,000 shares of common stock outstanding.

	Name of		Amount and
	Beneficial		Nature of	Percent of
Title of Class	Owner	Position with Company	Ownership	Class [4]

Common Stock	Alan Brandys	President, Principal Executive	-0-	0.00%
		Officer, Treasurer, Principal	Direct
		Financial Officer and Director
		RESIGNED

Common Stock	Douglas Hopper	Secretary and Director	-0-	0.00%
		RESIGNED	Direct

Common Stock	Wang Hanqing	President, Chief Executive	5,096,000	33.97%
		Officer and Director

Common Stock	Wu Wenbin	Treasurer, Chief Financial	2,254,000	15.03%
		Officer and Director

Common Stock	Peng Xiaoyan	Secretary and Director	980,000	6.53%

Common Stock	Charles Shao	Director	-0-	0%

All officers and				54.88%
directors as a group
(4 persons)

ITEM 5.02(b)   DEPARTURE OF CERTAIN OFFICERS AND DIRECTORS

Pursuant to the terms of the Agreement referred to in Item 1.01 above, the following persons resigned as officers and directors of the Company. At the time of the resignations, Brandys and Hopper did not have any disagreement with Zeolite on any matter relating to Zeolite's operations, policies or practices.

Alan Brandys

From October 5, 2000 to September 30, 2004, Mr. Brandys was the president, principal executive officer, treasurer, principal financial officer, and a director of Zeolite Mining Corporation.

Douglas Hopper

From October 5, 2000 until September 30, 2004, Mr. Hopper was the secretary and a director of Zeolite Mining Corporation.

ITEM 5.02(c) AND (d)   APPOINTMENT OF NEW OFFICERS AND DIRECTORS

Effective October 1, 2004, the following persons have been appointed to Zeolite's board of directors and as officers of Zeolite.

Wang Hanqing - President, Chief Executive Officer and Director

Wang Hanqing, male, Chinese, was born on November 2th 1963 and graduated from EE Department of Tsinghua University in 1985. With outstanding academic achievement, he joined Shenzhen Development Technology Co., Ltd. in the same year and worked until May, 1998, holding the positions including technical and engineering manager, planning manager and director of cooperation workshop in succession being responsible for product testing, personnel management and marketing as well. The company's business scope covers the manufacture, sale and R&D of electronic products. (Business location: Shenzhen, China). In 1998, he founded Shenzhen Guonuo Industrial Co., Ltd and from then till now acts as its general manager and director with responsibility for overall management and planning. (Business location: Shenzhen, China).

Wu Wenbin - Treasurer, Chief Financial Officer and Director

Wu Wenbin, male, Chinese, was born on October 8th, 1962 with a MBA degree. July 1982, he graduated from Zhengzhou College of Aeronautics. (Location: Zhengzhou, China). After graduation, from July 1982 to September 1985 he acted as the teaching assistant for the accounting class in the same college. (Location: Zhengzhou, China). During the period from September 1985 to July 1987, he majored in law in Nanjing College of Aeronautics. (Location: Nanjing, China). From July 1987 to September 1993, he worked as the lecturer teaching accounting class in the Zhengzhou College of Aeronautics. (Location: Zhengzhou, China). From October 1993 to July 1997, he worked as the financial manager in the Shenzhen Guangxia Industrial Company whose business scope covers the manufacture of Videotape and VCD compact disc. (Business location: Shenzhen, China). From August 1997 to February 2000, he acted as the deputy general manager and the director of the Jiangxi Xinyu Yugang Industrial Co., Ltd with responsibility for marketing and finance. The company engages in the textile export and tourism. (Business location: Jiangxi, China). From March 2000 to August 2001, he worked as the financial controller in the Shenzhen Sannuo Electronic Co., Ltd whose business scope covers the manufacture of musical box, cursor mouse, keyboard and other external fittings of computer. (Business location: Shenzhen, China). From November 2001 to June 2003, he studied the course of business administration of the Queens University of Brighton while in service and got the MBA degree. From October 2001 till now, he works as the financial controller in Shenzhen Guonuo Industrial Co., Ltd., and now the director of GNCC being responsible for the Company's marketing, finance and listing. (Business location: Shenzhen, China).

Peng Xiaoyan - Secretary and Director

Peng Xiaoyan, female, Chinese, was born on November 12th 1965,and graduated from Enterprise Management Department of Xiamen University in 1991. From March 1986 to September 1991, she acted as an administration supervisor in Shenzhen Development Technology Co., Ltd being responsible for personnel management and outside contact. The company's business scope covers the manufacture, sale and R&D of electronic products. (Business location: Shenzhen, China). From October 1991 to October 2001, she acted as the general manager of APSI (SHENZHEN) INDUSTRIAL COMPANY handling various routine tasks. The company specializes in the manufacture and sale of electronic products as well as import & export business. (Business location: Shenzhen, China). Being the director of Shenzhen Guonuo Industrial Co., Ltd in June 2001, she acts as the executive deputy general manager from November 2001 till now with responsibility for daily round and administration management. (Business location: Shenzhen, China).

Charles Shao - Director

Charles Shao, male, was born on April 27th 1963 and graduated from EE Department of Tsinghua University in July 1985. From October 1997 to April 1999, he was funding Team member of Netscreen Technologies, Inc. (Business location: Santa Clare, California, USA), being operation director and manufacture director, responsible for company set up and product production. From April 1999 to June 2002, founder of ServGate Technologies, Inc. (Business location: Mipitas, California, USA), being VP engineering, developed network security products. From July 2002 till now, being founder and CTO of EPIN Technologies Inc., (Business location: Beijing, China), responsible for the R&D of broadband wireless data products, wireless network products, PHS and GSM terminal products, MP3 products, etc.

ITEM 5.03     CHANGE IN FISCAL YEAR

On October 1, 2004, the board of directors of Zeolite changed Zeolite's fiscal year end from June 30 to September 30.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description
10.1	Stock Exchange Agreement and Plan of Reorganization
10.2	Escrow Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 5th day of October, 2004.

ZEOLITE MINING CORPORATION

BY:	/s/ Wang Hanqing
Wang Hanqing, President, Chief Executive Officer,
and a member of the Board of Directors